SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)  DECEMBER 1, 2000
                                                          ----------------

                    DEAN WITTER PORTFOLIO STRATEGY FUND L.P.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



      DELAWARE                   0-19046                13-3589337
      --------                   -------                ----------
      (State or other            (Commission           (IRS Employer
      jurisdiction of            File Number)          Identification
      incorporation)                                       Number)


                       C/O DEMETER MANAGEMENT CORPORATION
          TWO WORLD TRADE CENTER, 62ND FLOOR, NEW YORK, NEW YORK    10048
      (Address of Principal Executive Offices)                    (Zip Code)



       Registrant's telephone number, including area code:   (212) 392-5454
                                                             --------------



         ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
         ------------

        Effective December 1, 2000, Dean Witter Portfolio Strategy Fund L.P. (the "Fund") amended its management agreement with John W. Henry & Company, Inc. (the "Trading Advisor") under which the monthly management fee paid by the Fund to the Trading Advisor was reduced from a 4% to a 2% annual rate. Additionally, the quarterly incentive fee paid by the Fund to the Trading Advisor was changed from 15% to 20% of Fund trading profits, as determined from the end of the last period in which an incentive fee was earned.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Dean Witter Portfolio Strategy Fund L.P.


                                       By:   Demeter Management Corporation,
                                             as General Partner



                                       By: /s/ Robert E. Murray
                                          ------------------------------------
                                          Robert E. Murray
                                          President

Dated:  January 3, 2001

                                  EXHIBIT INDEX

EXHIBIT                       DESCRIPTION
-------                       -----------


10.1 Amendment to Amended and Restated Management Agreement between Dean Witter Portfolio Strategy Fund L.P. and John W. Henry & Company, Inc., dated November 30, 2000